UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 3, 2012

Brekford Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52719	20-4086662
(Commission File Number)	(IRS Employer Identification No.)

7020 Dorsey Road, Suite C, Hanover, Maryland 21076
(Address of Principal Executive Offices)(Zip Code)

(443) 557-0200
(Registrant’s Telephone Number, Including Area Code)

________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)  On February 1, 2012, the audit committee and the board of directors of Brekford Corp. (the “Company”) and management of the Company concluded, following discussions with members of the Staff of the Securities and Exchange Commission, that the Company's interim financial statements included in its Quarterly Reports on Form 10-Q as of and for each of the periods ended March 31, June 30, and September 30, for 2011, should no longer be relied upon due to an error in accounting policy in those financial statements as addressed in FASB ASC Topic 250, Accounting Changes and Error Corrections, as may be modified, supplemented or succeeded.

The Company has reevaluated its accounting treatment and previous reliance on FASB ASC Topic 605-45-45 for recording revenue derived from its automated traffic enforcement safety products and services.  The Company generates revenue from these systems as a result of contracts with various municipalities and local government agencies, which allow the Company to produce automated traffic citations.  The Company initially recorded revenue from these citations at the total amount of the citation and also recorded a corresponding cost of sale for the amount due the respective municipality or local government agency in accordance with the terms of the contract.  The Company has subsequently determined that revenue from these citations should have been recognized net of the amount due to the respective municipality or local government agency.   The change in accounting policy will reduce previously reported total sales, cost of sales, receivables from citations issued, and payables to agency from citations issued, but will have no effect on stockholders’ equity, net income, or earnings per share for any of the reporting periods.

Management of the Company has discussed the matters mentioned herein with its independent registered public accounting firm, Stegman & Company. The Company intends to file its amended and restated  financial statements for the quarters ended March 31, June 30, and September 30, of 2011 with the Securities and Exchange Commission as soon as possible (the “Restatement”).

As of the date of this filing and based on its initial estimates, the Company expects that the Restatement will result in a reduction in sales and cost of sales for each of the three-month periods ending March 31, June 30 and September 30, 2011 of $650,742, $845,184 and $1,339,554, respectively.

For the nine months ended September 30, 2011, the Company had previously reported net sales of $14,292,905.  As of the date of this filing and based on its initial estimates, the Company expects that following the Restatement, it will report that net sales for the first nine months of 2011 will be $11,457,425. There is no change in net income.

The Company also, under the supervision of its audit committee, inquired into the circumstances related to the above-referenced accounting treatment to assure that there are no other financial reporting items that may be of concern or adjusted.  The results of this inquiry indicate that, apart from the adjustment discussed in this Current Report on Form 8-K, no other adjustments to the Company’s financial statements appear necessary.

The Company cautions you that, whether or not expressly stated, all measures of results of operations and financial condition contained in this report are preliminary and reflect only our expected results of operations and financial condition as of and for the respective periods referenced following the Restatement.  Actual reported results of operations and financial condition as a result of the Restatement may vary from those expectations due to a number of factors, including additional or revised information or subsequent events.

Readers should note that in addition to the historical information contained herein, this report contains forward-looking statements, which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. The Company uses the words “will,” “likely,” “anticipate,” “estimate,” “expect” and “intend” and variations of such words and similar expressions to identify such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (i) industry competition, conditions, performance and consolidation, (ii) legislative and/or regulatory developments, (iii) the effects of adverse general economic conditions, both within the United States and globally, (iv) any adverse economic or operational repercussions from terrorist activities, war or other armed conflicts, and (v) the availability of debt and equity financing in view of the weakened national economy.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events unless required under the federal securities laws.

Item 5.02   Appointment of Certain Officers.

(c)  Effective January 3, 2012, the Company employed Mr. George Scheeler, age 53, to serve as its director of finance and operations.

Prior to joining the Company, from September 2011 to January 2012, Mr. Scheeler served as chief financial officer at Maryland Inpatient Care Specialists, and from April 2007 to February 2011, he served as the director of finance with American Pest Management.  He has also previously held positions at such public companies as PHH Group and Citibank and served as the chief financial officer of FTI Consulting during its initial public offering.  Mr. Scheeler has also taught finance at the Loyola University of Maryland, Sellinger School of Business MBA program and was named as an Outstanding Adjunct Facility Member.  Mr. Scheeler received dual bachelor's degrees in management and marketing at James Madison University and holds an MBA in finance from the College of William & Mary.

In consideration for his employment, the Company granted Mr. Scheeler 150,000 shares of restricted common stock, par value $0.0001 per share, of the Company.  Neither Mr. Scheeler nor any of his immediate family members have been a party to any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Scheeler and the Company’s directors and executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brekford Corp.
(Company)

By:	/s/ C.B. Brechin
Name: C.B. Brechin
Title: Chief Executive Officer and Chief Financial Officer

Date:  February 2, 2012